Administrative Offices:                                                                                RIVERSOURCE [LOGO](SM)
829 Ameriprise Financial Center, Minneapolis, MN 55474                                                          ANNUITIES
Service line: 1-800-333-3437

RIVERSOURCE INNOVATIONS(SM) CLASSIC SELECT
VARIABLE ANNUITY APPLICATION
AMERICAN ENTERPRISE LIFE INSURANCE COMPANY

====================================================================================================================================
1. CONTRACT OWNER NAME (First, Middle Initial, Last)                 SEX  [ ] M  [ ] F
                                                                     CITIZENSHIP   [ ] U.S.  [ ] Other (Country)___________________
________________________________________________________________     DATE OF BIRTH (MM/DD/YY) ______________________ Age __________
ADDRESS (Physical address required - no PO Box)                      SOCIAL SECURITY NUMBER (Tax Identification Number)
                                                                     ______________________________________________________________
________________________________________________________________     (SSN/TIN for this contract owner will be used for tax reporting
(City, State, ZIP)                                                   purposes unless otherwise  indicated in SECTION 9 Remarks and
                                                                     Special Instructions.)

________________________________________________________________     HOME TELEPHONE NUMBER ________________________________________
MAILING ADDRESS IF DIFFERENT FROM PHYSICAL ADDRESS (Optional)        E-MAIL ADDRESS _______________________________________________

________________________________________________________________
====================================================================================================================================
1a. JOINT OWNER NAME (First, Middle Initial, Last)                   SEX  [ ] M  [ ] F
                                                                     CITIZENSHIP  [ ] U.S.  [ ] Other (Country) ___________________
________________________________________________________________     DATE OF BIRTH (MM/DD/YY) ______________________ Age __________
ADDRESS (Physical address required - no PO Box)                      SOCIAL SECURITY NUMBER (Tax Identification Number)
                                                                     ______________________________________________________________
________________________________________________________________
(City, State, ZIP)

________________________________________________________________
RELATIONSHIP TO CONTRACT OWNER

________________________________________________________________
====================================================================================================================================
2. ANNUITANT NAME (First, Middle Initial, Last)                      SEX  [ ] M  [ ] F
                                                                     DATE OF BIRTH (MM/DD/YY) ______________________ Age __________
________________________________________________________________     SOCIAL SECURITY NUMBER (Tax Identification Number)
ADDRESS (Physical address required - no PO Box)                      ______________________________________________________________

________________________________________________________________
(City, State, ZIP)

________________________________________________________________
MAILING ADDRESS IF DIFFERENT FROM PHYSICAL ADDRESS
(Optional for Custodial Accounts)

________________________________________________________________
====================================================================================================================================
2a. JOINT ANNUITANT NAME (First, Middle Initial, Last)               SEX  [ ] M  [ ] F
(FOR 1035 EXCHANGE ONLY)                                             DATE OF BIRTH (MM/DD/YY) ______________________ Age __________
                                                                     SOCIAL SECURITY NUMBER (Tax Identification Number)
________________________________________________________________     ______________________________________________________________
ADDRESS (Physical address required - no PO Box)

________________________________________________________________
(City, State, ZIP)

________________________________________________________________
====================================================================================================================================
3. PRIMARY BENEFICIARY (If additional space needed, please provide this information on a separate piece of paper signed and dated by the contract owner.)

NAME                                DATE OF BIRTH        RELATIONSHIP TO ANNUITANT           SOCIAL SECURITY NUMBER            %

________________________________   _______________      ___________________________        __________________________       _______
________________________________   _______________      ___________________________        __________________________       _______

3a. CONTINGENT BENEFICIARY (If additional space needed, please provide this information on a separate piece of paper signed and dated by the contract owner.)

NAME                                DATE OF BIRTH        RELATIONSHIP TO ANNUITANT           SOCIAL SECURITY NUMBER            %

________________________________   _______________      ___________________________        __________________________       _______
________________________________   _______________      ___________________________        __________________________       _______
====================================================================================================================================
4. TYPE OF ANNUITY (check one) [ ] Non-qualified  [ ] Traditional Individual Retirement Annuity (IRA) [ ] SEP-IRA [ ] Roth IRA
                               [ ] TSA Rollover

IF IRA (check and complete applicable types)
  Traditional IRA:  Amount $___________________ for _____________ (year)             Rollover IRA:    Amount $_____________________
  Traditional IRA:  Amount $___________________ for _____________ (year)   Trustee to Trustee IRA:    Amount $_____________________
Roth Contributory:  Amount $___________________ for _____________ (year)      Roth Conversion IRA:    Amount $_____________________
Roth Contributory:  Amount $___________________ for _____________ (year)
          SEP-IRA:  Amount $___________________ for _____________ (year)   NOTE: If purchasing an annuity within a tax-deferred
          SEP-IRA:  Amount $___________________ for _____________ (year)         retirement plan (i.e., IRA), SECTION 8 must also be
                                                                                 completed.

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5. PRODUCT CONTRACT/BENEFIT SELECTION

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
WITHDRAWAL CHARGE OPTIONS:             | DEATH BENEFIT OPTIONS: YOU MUST SELECT ONE. | OPTIONAL BENEFITS: YOU MAY SELECT ONLY ONE.
--------------------------             | ----------------------                      | ------------------
YOU MUST SELECT ONE.                   | If you and the annuitant are age 79 or      | Portfolio Navigator must be selected
[ ] 5-Year Withdrawal Charge           | younger, please make a death benefit        | in box 6.
[ ] 7-Year Withdrawal Charge           | selection below. If no selection is made,   |
                                       | the death benefit will default to ROP.      | GUARANTEED MINIMUM INCOME BENEFIT
                                       | [ ] Return of Payment (ROP)                 | RIDER (GMIB) (through age 75):
                                       | [ ] Maximum Anniversary Value (MAV)         | [ ] Income Assurer Benefit(SM) rider - MAV;
                                       | [ ] 5% Accumulation Death Benefit (5%)      |     OR
                                       | [ ] Enhanced Death Benefit (EDB)            | [ ] Income Assurer Benefit(SM) rider - 5%;
                                       |                                             |     OR
                                       | OPTIONAL DEATH BENEFITS YOU MAY SELECT ONE. | [ ] Income Assurer Benefit(SM) rider -
                                       | -----------------------                     |     Greater of MAV or 5%
                                       | Through age 75. Not available with 5% or    | OR
                                       | EDB.                                        | GUARANTEED MINIMUM LIFETIME WITHDRAWAL
                                       | [ ] Benefit Protector(SM) Death Benefit     | BENEFIT RIDER (GMWB) (through age 80):
                                       |     Rider, OR                               | [ ] Guarantor Withdrawal Benefit for
                                       | [ ] Benefit Protector(SM) Plus Death        |     Life(SM) rider
                                       |     Benefit Rider (Exchange, transfer       | OR
                                       |     or rollover only)                       | GUARANTEED MINIMUM ACCUMULATION
                                       |                                             | BENEFIT RIDER (GMAB)
                                       |                                             | [ ] Accumulation Protector Benefit(SM)
                                       |                                             |     rider

==============================================================================
6. PURCHASE PAYMENTS Initial Purchase Payment $____________________
(FOR DCA, SIP, REBALANCING AND INTEREST SWEEP, COMPLETE THE INVESTMENT OPTIONS FORM.)

Payment Allocation*
[ ] PORTFOLIO NAVIGATOR (PN) ASSET ALLOCATION PROGRAM - if elected, must be
    100%, unless the DCA Fixed Account is also elected. Complete the PN questionnaire and enrollment form.

FIXED ACCOUNT
_____% AEL One-Year Fixed Account
_____% 6 month DCA Fixed Account
_____% 12 month DCA Fixed Account

GUARANTEE PERIOD ACCOUNTS (GPAS) ($1,000 minimum per GPA)
_____% 1 Year Guarantee Period Account
_____% 2 Year Guarantee Period Account
_____% 3 Year Guarantee Period Account
_____% 4 Year Guarantee Period Account
_____% 5 Year Guarantee Period Account
_____% 6 Year Guarantee Period Account
_____% 7 Year Guarantee Period Account
_____% 8 Year Guarantee Period Account
_____% 9 Year Guarantee Period Account
_____% 10 Year Guarantee Period Account

AIM V.I.
_____% Basic Value Fund, Series II Shares
_____% Capital Development Fund -Series II Shares
_____% Mid Cap Core Equity Fund -Series II Shares

ALLIANCEBERNSTEIN VPS
_____% Growth and Income Portfolio (Class B)
_____% International Value Portfolio (Class B)
_____% Balanced Shares Portfolio (Class B)

AMERICAN CENTURY VP
_____% Inflation Protection, Class II
_____% International, Class II
_____% Ultra(R), Class II
_____% Value, Class II

COLUMBIA
_____% Columbia Small Cap Value Fund, Variable Series, Class B
_____% Columbia High Yield Fund, Variable Series, Class B

DREYFUS VIF
_____% Appreciation Portfolio, Service Shares
_____% International Value Portfolio, Service Shares

DREYFUS IP
_____% Midcap Stock Portfolio, Service Shares
_____% Technology Growth Portfolio, Service Shares

FIDELITY(R) VIP
_____% Contrafund(R) Portfolio Service Class 2
_____% Growth Portfolio Service Class 2
_____% Investment Grade Bond Portfolio Service Class 2
_____% Mid Cap Portfolio Service Class 2
_____% Overseas Portfolio Service Class 2

FRANKLIN TEMPLETON VIP TRUST
_____% Franklin Income Securities Fund - Class 2
_____% Franklin Rising Dividends Securities Fund - Class 2
_____% Franklin Small-Mid Cap Growth Securities Fund - Class 2
_____% Mutual Shares Securities Fund - Class 2
_____% Templeton Growth Securities Fund - Class 2
_____% Templeton Global Income Securities Fund - Class 2

GOLDMAN SACHS VIT
_____% Mid Cap Value Fund

MFS(R)
_____% Investors Growth Stock Series - Service Class
_____% New Discovery Series - Service Class
_____% Total Return Series - Service Class
_____% Utilities Series - Service Class

OPPENHEIMER
_____% Capital Appreciation Fund/VA, Service Shares
_____% Global Securities Fund/VA, Service Shares
_____% Main Street Small Cap Fund/VA, Service Shares
_____% Strategic Bond Fund/VA, Service Shares

PUTNAM VT
_____% Health Sciences Fund - Class IB Shares
_____% International Equity Fund - Class IB Shares
_____% Small Cap Value Fund - Class IB Shares
_____% Vista Fund - Class IB Shares

RIVERSOURCE(SM) VP
_____% Cash Management Fund
_____% Diversified Bond Fund
_____% Diversified Equity Income Fund
_____% Emerging Markets Fund
_____% Global Inflation Protected Securities Fund
_____% Growth Fund
_____% High Yield Bond Fund
_____% International Opportunity Fund
_____% Income Opportunities Fund
_____% Large Cap Equity Fund
_____% Large Cap Value Fund
_____% Mid Cap Growth Fund
_____% S & P 500 Fund
_____% Select Value Fund
_____% Short Duration U.S. Government Fund
_____% Small Cap Value Fund

STI CLASSIC VARIABLE TRUST
_____% Capital Appreciation Fund
_____% International Equity Fund
_____% Investment Grade Bond Fund
_____% Large Cap Relative Value Fund
_____% Large Cap Value Equity Fund
_____% Mid-Cap Equity Fund
_____% Small Cap Value Equity Fund

VAN KAMPEN LIT
_____% Comstock Portfolio Class II Shares

VAN KAMPEN UIF
_____% U.S. Real Estate Portfolio Class II Shares

WANGER
_____% International Small Cap
_____% US Smaller Companies

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  100% MUST BE WHOLE NUMBERS AND TOTAL 100%

* Must be whole numbers. Your above payment allocation instructions will remain in effect for any future payments you make until you change your instructions.

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                                                               273972 A (6/06)
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==============================================================================
7. TELEPHONE/ELECTRONIC TRANSACTION AUTHORIZATION

By checking "Yes," I/we hereby authorize and direct American Enterprise Life Insurance Company (AEL) to accept telephone or electronic transaction instructions from the agent or registered/licensed assistant who can furnish proper identification to make transfers between accounts, change the allocation of future investments, change the contract address of record, request elective step-up on certain optional riders, and/or to request withdrawals to the extent authorized in the prospectus. AEL will use reasonable procedures to confirm that these instructions are authorized and genuine. AEL and I/we agree that these transactions will be made in accordance with procedures specified in the current prospectus for my AEL variable product.

This authorization is valid until I/we cancel it in writing. However, AEL may, without notice, cancel or suspend this authorization or certain transactions at any time.

I/We agree to hold harmless and indemnify AEL and its affiliates, including each of their directors, officers, employees and agents, for any loss,
liability or expense arising from such instructions.     [ ] Yes

==============================================================================
8. IF THIS ANNUITY CONTRACT WILL BE USED TO FUND A TAX-DEFERRED RETIREMENT PLAN, PLEASE READ AND COMPLETE THE INFORMATION REQUESTED.

    1. I understand that I am purchasing an annuity that will be used to fund a retirement plan that is tax-deferred under the Internal Revenue Code.

    2. I understand that any tax deferral benefits will be provided by the retirement plan, and that my annuity will not provide any necessary or additional tax deferral benefits.

    3. I have received a copy of "Things to Know About Using an Annuity to Fund Your Tax-Deferred Retirement Plan" and understand the contents.

    4. I have reviewed the costs of my annuity (including any mortality and expense risk fees, contract administrative charges, rider charges and withdrawal charges) and have decided that the benefits outweigh the costs for the following reasons (check or list all that apply):

      [ ] Access to multiple investment managers

      [ ] Ability to transfer among multiple investment options without additional charges

      [ ] Availability of subaccount transactions without cost

      [ ] Access to dollar-cost averaging without cost

      [ ] Access to asset rebalancing without cost

      [ ] Death benefit guarantees

      [ ] Access to enhanced death benefits

      [ ] Access to enhanced living benefits

      [ ] Availaibility of withdrawal charge waivers for nursing home confinement, hospitalization and terminal illness

      [ ] Availability of settlement options for retirement income or to simplify tax qualified required minimum distributions

      [ ] Guaranteed lifetime income payout rates

      [ ] Avoiding the cost and delays of probate and estate settlement

      [ ] Access to a guaranteed interest rate in the fixed accounts

      [ ] Access to multi-year interest rate guarantees

      Other (list) ___________________________________________________________

      ________________________________________________________________________

==============================================================================
9. REMARKS AND SPECIAL INSTRUCTIONS (Include special mailing instructions.) ____________________________________________________________

   ___________________________________________________________________________

   ___________________________________________________________________________

==============================================================================
10. REPLACEMENT

Will the annuity applied for replace any existing insurance or annuity?
[ ] Yes [ ] No

      If YES, provide details - Company, contract number, amount, reason - under SECTION 9 Remarks and Special Instructions.

==============================================================================
11. SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER CERTIFICATION

You certify, under the penalties of perjury as required by Form W-9 of the Internal Revenue Service, that:

   (1) The number shown on this form is your correct taxpayer identification number (or you are waiting for a number to be issued to you), and

   (2) You are not subject to backup withholding because: (a) you are exempt from backup withholding, or (b) you have not been notified by the Internal Revenue Service (IRS) that you are subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified you that you are no longer subject to backup withholding, and

   (3) You are a U.S. person (including a U.S. resident alien).

You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

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==============================================================================
12. I/WE AGREE THAT:

     1. All statements and answers given above are true and complete to the best of my/our knowledge and belief.

     2. Only an officer of American Enterprise Life Insurance Company can modify any annuity contract or waive any requirement in this application.

     3. If joint spousal owners are named, ownership will be in joint tenancy with right of survivorship unless prohibited by state of settlement or specified otherwise in SECTION 9 Remarks and Special Instructions.

     4. I/WE ACKNOWLEDGE RECEIPT OF THE CURRENT PROSPECTUS FOR THE VARIABLE ANNUITY.

     5. Tax law requires that all non-qualified deferred annuity contracts issued by the same company, to the same contract owner, during the same calendar year are to be treated as a single, unified contract. The amount of income included and taxed in a distribution (or a transaction deemed a distribution under tax law) taken from any one of such contracts is determined by summing all such contracts together.

     6. I/We acknowledge receipt of American Enterprise Life Insurance Company's Privacy Notice.

     7. I/We have read and understood the disclosures, if applicable, listed in SECTION 8 above.

     8. If this annuity replaces any existing insurance or annuity, I/we acknowledge receipt of the Variable Annuity Replacement Disclosure or equivalent disclosure.

     9. I/We acknowledge receipt of the Product Disclosure.

    10. I/We acknowledge reading any applicable State Information in SECTION 14 below.

    11. I/WE UNDERSTAND THAT EARNINGS AND VALUES, WHEN BASED ON THE INVESTMENT EXPERIENCE OF A VARIABLE FUND, PORTFOLIO, ACCOUNT OR SUBACCOUNT, ARE NOT GUARANTEED AND MAY BOTH INCREASE OR DECREASE. ALLOCATIONS AND TRANSFERS TO GUARANTEE PERIOD ACCOUNT(S) ARE SUBJECT TO MARKET VALUE ADJUSTMENTS PRIOR TO THE DATES SPECIFIED IN THE CONTRACT.

    12. THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING (SEE SECTION 11).

SIGNATURES

LOCATION (City/State) _________________________________________   DATE ______________________________________

X______________________________________________________________
Owner Signature/Trustee or Custodian Signature
(If Owner is Trust or Custodial account)

X______________________________________________________________
Joint Owner (if any) Signature

X______________________________________________________________   X______________________________________________________________
Annuitant Signature (if other than Owner)                         Joint Annuitant Signature
===================================================================================================================================
13. AGENT'S REPORT (Type or Print)

To the best of my knowledge, this application [ ] DOES [ ] DOES NOT involve replacement of existing life insurance or annuities.

Agent's Name _________________________________________________  Agent's Social Security Number ____________________________________
Agency Name and Number (If applicable) ____________________________________________________________________________________________
Telephone Number _________________________________  Fax Number ____________________________ Sale Location _________________________
E-mail Address _________________________________________        Branch Address ____________________________________________________

FOR SPLIT COMMISSIONS, AGENT PERCENTAGE OF COMMISSIONS __________ (IF BLANK, COMMISSIONS WILL BE SPLIT EQUALLY)

I hereby certify I personally solicited this application and that the application and this report are complete and accurate to the best of my knowledge and belief. If a replacement is occurring, I have provided details -- company, contract number, amount, reason -- under SECTION 9 Remarks and Special Instructions and have completed any state replacement requirements including any required state replacement forms (and I certify that only insurer approved sales materials were used and copies of all sales material were left with the customer).
                                                                            |-----------------------------------------------|
X______________________________________________________________________     | FOR AGENT USE ONLY (Check one)                |
                                                                            | [ ] Option A   [ ] Option B   [ ] Option C    |
Licensed Agent Signature                                                    |                                               |
                                                                            |-----------------------------------------------|
___________________________________________________________________________________________________________________________________
ADDITIONAL AGENT INFORMATION

Agent's Name _______________________________________________  Agent's Social Security Number ______________________________________
Agency Name and Number (If applicable) ____________________________________________________________________________________________
Telephone Number ____________________________________ Fax Number ________________________ Sale Location ___________________________
E-mail Address ______________________________________________ Branch Address ______________________________________________________

FOR SPLIT COMMISSIONS, AGENT PERCENTAGE OF COMMISSIONS __________ (IF BLANK, COMMISSIONS WILL BE SPLIT EQUALLY)

X______________________________________________________________________
Licensed Agent Signature

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==============================================================================
14. STATE SPECIFIC INFORMATION/FRAUD WARNINGS

For applicants in Arkansas, Kentucky, Maine, New Mexico, Ohio and Pennsylvania:
                  --------  --------  -----  --- ------  ----     ------------

    ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON FILES AN APPLICATION FOR INSURANCE OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE INFORMATION OR CONCEALS FOR THE PURPOSE OF MISLEADING, INFORMATION CONCERNING ANY FACT MATERIAL THERETO COMMITS A FRAUDULENT INSURANCE ACT, WHICH IS A CRIME AND SUBJECTS SUCH PERSON TO CRIMINAL AND CIVIL PENALTIES.

For applicants in Colorado:
                  --------

    ANY PERSON WHO, WITH INTENT TO DEFRAUD OR KNOWING THAT HE OR SHE IS FACILITATING A FRAUD AGAINST AN INSURER, SUBMITS AN APPLICATION OR FILES A CLAIM CONTAINING A FALSE OR DECEPTIVE STATEMENT, MAY BE GUILTY OF INSURANCE FRAUD.

For applicants in District of Columbia:
                  --------------------

    WARNING: IT IS A CRIME TO PROVIDE FALSE OR MISLEADING INFORMATION TO AN INSURER FOR THE PURPOSE OF DEFRAUDING THE INSURER OR ANY OTHER PERSON. PENALTIES INCLUDE IMPRISONMENT AND/OR FINES. IN ADDITION, AN INSURER MAY DENY INSURANCE BENEFITS IF FALSE INFORMATION MATERIALLY RELATED TO A CLAIM WAS PROVIDED BY THE APPLICANT.

For applicants in Florida:
                  -------

    ANY PERSON WHO KNOWINGLY AND WITH INTENT TO INJURE, DEFRAUD, OR DECEIVE ANY INSURER FILES A STATEMENT OF CLAIM OR AN APPLICATION CONTAINING ANY FALSE, INCOMPLETE, OR MISLEADING INFORMATION IS GUILTY OF A FELONY OF THE THIRD DEGREE.
    AGENT'S PRINTED NAME _____________________________________________________
    AGENT'S FLORIDA LICENSE ID # _____________________________________________

For applicants in Louisiana:
                  ---------

    ANY PERSON WHO KNOWINGLY PRESENTS A FALSE OR FRAUDULENT CLAIM FOR PAYMENT OF A LOSS OR BENEFIT OR KNOWINGLY PRESENTS FALSE INFORMATION IN AN APPLICATION FOR INSURANCE IS GUILTY OF A CRIME AND MAY BE SUBJECT TO FINES AND CONFINEMENT IN PRISON.

For applicants in New Jersey:
                  ----------

    ANY PERSON WHO INCLUDES ANY FALSE OR MISLEADING INFORMATION ON AN APPLICATION FOR AN INSURANCE POLICY IS SUBJECT TO CRIMINAL AND CIVIL PENALTIES.

For applicants in Tennessee:
                  ---------

    IT IS A CRIME TO KNOWINGLY PROVIDE FALSE, INCOMPLETE OR MISLEADING INFORMATION TO AN INSURANCE COMPANY FOR THE PURPOSE OF DEFRAUDING THE COMPANY. PENALTIES INCLUDE IMPRISONMENT, FINES AND DENIAL OF INSURANCE BENEFITS.

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